UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2019

NI Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North Fargo, North Dakota
(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NODK	Nasdaq Capital Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2019, NI Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2022 Annual Meeting or until their respective successors are elected and qualified, and (2) ratified the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

The following is a summary of the votes cast, including the number of broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1: Election of Directors.

Nominees:	Votes For	Votes Withheld	Broker Non-Votes
Eric K. Aasmundstad	18,141,593	1,508,278	1,803,091
Stephen V. Marlow	18,895,523	754,348	1,803,091

Proposal 2: Ratification of Appointment of Mazars USA LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2019.

Votes For	Votes Against	Abstentions
21,344,221	30,489	78,252

Item 7.01.	Regulation FD Disclosure.

(a) On May 21, 2019, NI Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) and management provided an update on its operations. The presentation made to shareholders is furnished as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Management Presentation to Shareholders at the 2019 NI Holdings, Inc. Annual Meeting of Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: May 23, 2019	By:	/s/ Michael J. Alexander
Michael J. Alexander
President and Chief Executive Officer